SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

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ResMed Inc.

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Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of ResMed Inc, at 3:00 p.m. local time, on Thursday, November 18, 2004, in the corporate offices of ResMed Inc, located at 14040 Danielson Street, Poway, CA 92064.

Information about the business of the meeting, the nominees for election as directors and other proposals is set forth in the Notice of Meeting and the Proxy Statement, which are attached. This year you are asked to elect two directors of the Company, and to ratify the selection of our independent auditors for fiscal year 2005.

Very truly yours,

Peter C. Farrell
Chairman and Chief Executive Officer

RESMED INC

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOVEMBER 18, 2004

The 2004 Annual Meeting of Shareholders of ResMed Inc will be held in the corporate offices of ResMed Inc, located at 14040 Danielson Street, Poway, CA 92064, on November 18, 2004, at 3:00 p.m. local time for the following purposes:

1.	To elect two directors, each to serve for a three-year term;

2.	To ratify the selection of KPMG LLP as our independent auditors to examine our consolidated financial statements for the fiscal year ending June 30, 2005; and

3.	To transact such other business as may properly come before the meeting.

Please refer to the accompanying proxy statement for a more complete description of the matters to be considered at the meeting. Only shareholders of record at the close of business on September 23, 2004, will be entitled to notice of, and to vote at, the 2004 Annual Meeting and any adjournment thereof.

It is important that your shares be represented at the annual meeting. Even if you plan to attend the annual meeting in person, please sign, date and return your proxy form in the enclosed envelope as promptly as possible. This will not prevent you from voting your shares in person if you attend, but will make sure that your shares are represented in the event that you cannot attend.

Please sign, date and return the enclosed proxy promptly in the envelope provided, which requires no United States postage.

By Order of the Board of Directors,

David Pendarvis,
Secretary
Dated: October 19, 2004

RESMED INC

PROXY STATEMENT

Annual Meeting of Shareholders to be held November 18, 2004

General

The enclosed proxy is solicited on behalf of the board of directors of ResMed Inc for use at the 2004 Annual Meeting of Shareholders. The Annual Meeting will be held at 3:00 p.m. on Thursday, November 18, 2004, in the corporate offices of ResMed Inc, located at 14040 Danielson Street, Poway, CA 92064. This proxy will be used at the Annual Meeting and at any and all adjournments and postponements thereof for the following purposes:

1.	To elect two directors, each to serve for a three-year term;

2.	To ratify the selection of KPMG LLP as our independent auditors to examine our consolidated financial statements for the fiscal year ending June 30, 2005; and

3.	To transact such other business as may properly come before the meeting.

The enclosed proxy may be revoked at any time before its exercise by giving written notice of revocation to our Secretary at our principal executive offices located at 14040 Danielson Street, Poway, CA 92064, USA. You may also revoke your proxy and change your vote by voting in person at the meeting. Please note that your attendance at the meeting will not constitute a revocation of your proxy unless you actually vote at the meeting.

The shares represented by proxies (in the form solicited by the board of directors) received by us before or at the meeting will be voted at the meeting. If a choice is specified on the proxy with respect to a matter to be voted upon, the shares represented by the proxy will be voted in accordance with that specification. If no choice is specified, the shares will be voted as stated below in this proxy statement.

We expect to first mail this proxy statement and the accompanying form of proxy to our shareholders on or about October 19, 2004. Our Annual Report to Shareholders for fiscal year 2004 is enclosed with this proxy statement along with a copy of our Annual Report to the Securities and Exchange Commission on Form 10-K, but those reports do not form a part of the proxy soliciting material. The cost of soliciting proxies will be borne by us. Following the original mailing of the proxy soliciting material, further solicitation of proxies may be made by mail, telephone, facsimile, electronic mail, and personal interview by our regular employees, who will not receive additional compensation for such solicitation. We will also request that brokerage firms and other nominees or fiduciaries forward copies of the proxy soliciting material, Form 10-K and the 2004 Annual Report to beneficial owners of the stock held in their names, and we will reimburse them for reasonable out-of-pocket expenses incurred in doing so.

Voting Securities and Voting Rights

Only recordholders of our common stock as of the close of business on September 23, 2004 (the “record date”) are entitled to receive notice of and to vote at the meeting. At the record date we had 33,856,987 outstanding shares of common stock, the holders of which are entitled to one vote per share. Accordingly, an aggregate of 33,856,987 votes may be cast on each matter to be considered at the meeting.

Holders of our Chess Units of Foreign Securities (CUFS) vote by directing the CHESS nominee how to vote the shares of our common stock underlying their CUFS holdings using the form of proxy provided to them by the CHESS nominee. If you hold your shares in street name you must use the legal proxy sent by your broker in order to vote at the meeting. Holding shares in “street name” means your ResMed shares are held in an account at a brokerage firm or bank or other nominee holder and the stock certificates and record ownership are not in your name. We encourage you to provide instructions to your brokerage firm or the CHESS nominee, as applicable, by completing the proxy that it sends to you. This will ensure that your shares are voted at the meeting.

To constitute a quorum for the conduct of business at the meeting, a majority of the outstanding shares entitled to vote at the meeting must be represented at the meeting. Shares represented by proxies that reflect abstentions or “broker non-votes” (street name shares held by a broker or nominee which are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will be counted as shares represented at the meeting for purposes of determining a quorum.

Common Stock Ownership of Principal Shareholders and Management

The following table shows the number of shares of common stock that, according to information supplied to us, are beneficially owned as of the record date by (1) each person who, to our knowledge based on Schedules 13G filed with the Securities and Exchange Commission and Substantial Shareholder Notices filed with the Australian Stock Exchange, is the beneficial owner of more than five percent of our outstanding common stock, (2) each person who is currently a director, two of whom are also nominees for election as directors, (3) each of the Named Officers as defined on page 4, and (4) all current directors and executive officers as a group. As used in this proxy statement, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (that is, the power to dispose of, or to direct the disposition of, a security). A person is deemed, as of any date, to have “beneficial ownership” of any security that the person has the right to acquire within 60 days after that date.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Percent of Outstanding Common Stock
Fidelity Management & Research 82 Devonshire Street Boston, MA 02109	4,018,261	(3)	11.9

William Blair & Company LLC 222 West Adams Street Chicago, IL 60606	2,456,276	(4)	7.3

Peter C. Farrell	888,546	(5)	2.6
Christopher G. Roberts	309,000	(6)	0.9
Gary W. Pace	177,666	(7)	0.5
Michael A. Quinn	145,200	(8)	0.4
Donagh McCarthy	102,000	(9)	0.2
Louis A. Simpson	65,200	(10)	0.1
Kieran Gallahue	56,982	(11)	0.1
Adrian Smith	51,667	(12)	0.1
Christopher Bartlett	50,000	(13)	0.1
David Pendarvis	16,508	(14)	0.0
Paul Eisen	4,000	(15)	0.0

All current executive officers and directors as a group (11 persons)	1,866,769		5.5

(1)	The address of the directors and officers listed in this table is 14040 Danielson Street, Poway, California, 92064-6857.

(2)	Beneficial ownership is stated as of September 23, 2004, and includes shares subject to options exercisable within 60 days after September 23, 2004. Shares subject to options are deemed beneficially owned by the person holding the options for the purpose of computing the percentage of ownership of that person but are not treated as outstanding for the purpose of computing the percentage of any other person.

(3)	Based on information provided in a Schedule 13G Fidelity Management & Research filed with the Securities & Exchange Commission, Fidelity Management & Research has shared dispositive power and shared voting power and beneficial ownership over these shares.

(4)	Based on information provided by William Blair & Company, William Blair & Company has shared dispositive power and shared voting power and beneficial ownership over these shares.

(5)	Includes 196,260 shares of common stock that may be acquired on the exercise of options exercisable within 60 days after September 23, 2004.

(6)	Includes 5,800 shares held by his wife, 199,200 shares held of record by Cabbit Pty Ltd and 34,000 shares held by Acemed Pty Ltd, two Australian corporations controlled by Dr. Roberts and his wife. Includes 70,000 shares of common stock that may be acquired on the exercise of options exercisable within 60 days after September 23, 2004.

(7)	Includes 47,500 shares that are indirectly held in a variable forward sales contract with Credit Suisse First Boston and 49,333 shares of common stock that may be acquired on the exercise of options exercisable within 60 days after September 23, 2004.

(8)	Includes 61,700 shares of common stock that may be acquired on the exercise of options exercisable within 60 days after September 23, 2004.

(9)	Includes 90,000 shares of common stock that may be acquired on the exercise of options exercisable within 60 days after September 23, 2004.

(10)	Includes 18,200 shares held in his name, 25,000 shares held in a trust, 4,000 shares owned by his wife and 18,000 shares of common stock that may be acquired on the exercise of options exercisable within 60 days after September 23, 2004.

(11)	Comprised of options exercisable within 60 days after September 23, 2004, and approximately 315 shares that Mr. Gallahue has a right to purchase at a discounted rate on October 29, 2004 under our Employee Stock Purchase Plan.

(12)	Comprised of options exercisable within 60 days after September 23, 2004.

(13)	Includes 49,000 shares of common stock that may be acquired on the exercise of options exercisable within 60 days after September 23, 2004.

(14)	Includes 15,000 shares of common stock that may be acquired on the exercise of options exercisable within 60 days after September 23, 2004 and approximately 508 shares that Mr. Pendarvis has a right to purchase at a discounted rate on October 29, 2004 under our Employee Stock Purchase Plan.

(15)	Comprised solely of 4,000 shares of common stock that may be acquired on the exercise of options exercisable within 60 days after September 23, 2004.

Executive Officers

Our executive officers, as of September 23, 2004 were:

Name	Age	Position
Peter C. Farrell	62	Chief Executive Officer and Chairman of the Board of Directors
Kieran T. Gallahue	41	President, ResMed Global
Adrian M. Smith	40	Sr. Vice President, Finance and Chief Financial Officer
David Pendarvis	45	Vice President, Global General Counsel and Secretary
Paul Eisen	45	Vice President, Europe and Asia Pacific

For a description of the business background of Dr. Farrell, see “Matters to be Acted on/Election of Directors.”

Kieran T. Gallahue has been President, ResMed Global, since September 7, 2004. Before that, and beginning in January 2003, Mr. Gallahue was President and Chief Operating Officer of the Americas. Before joining ResMed, Mr. Gallahue served as President of Nanogen, Inc., a San Diego-based DNA research and medical diagnostics company. Mr. Gallahue also held the roles of Chief Financial Officer and Vice President of Strategic Marketing for Nanogen. From 1995 to 1997 he served as Vice President of the Critical Care Business Unit for Instrumentation Laboratory, or IL, where he was responsible for worldwide strategic sales and marketing, and research and development efforts for this business unit. From 1992 to 1995 he held a variety of sales and marketing positions within IL. In addition, Mr. Gallahue held various marketing and financial positions within Procter & Gamble and the General Electric Company. Mr. Gallahue holds a B.A. from Rutgers University and an M.B.A. from Harvard Business School.

Adrian Smith has been Sr. Vice President, Finance and Chief Financial Officer since November 24, 2003. Before that, and beginning in February 1995, Mr. Smith was Vice President and Chief Financial Officer. From January 1986 through January 1995, Mr. Smith was employed by Price Waterhouse, specializing in the auditing of listed public companies in the medical and scientific field. Mr. Smith holds a B.Ec. from Macquarie University and is a Certified Chartered Accountant.

David Pendarvis has been Vice President, Global General Counsel since September 2002 and Corporate Secretary from February 2003. From September 2000 until September 2002, Mr. Pendarvis was a partner in the law firm of Gray Cary Ware & Freidenrich LLP where he specialized in intellectual property and general business litigation. Until September 2000 he was a partner with Gibson, Dunn & Crutcher LLP, where he began working in 1986. From 1984 until 1986 he was a law clerk to the Hon. J. Lawrence Irving, U.S. District Judge, Southern District of California. Mr. Pendarvis holds a B.A. from Rice University, and a J.D., cum laude, from the University of Texas School of Law.

Paul Eisen has been Vice President, Europe & Asia Pacific since January 1, 2004. From 2002 to 2004 Mr. Eisen was Vice President, Asia Pacific. Before joining ResMed, Mr. Eisen was a senior executive at General Electric Medical Systems responsible for the Medical Systems Division in Australia and New Zealand, with Asia-wide responsibilities. Mr. Eisen has also held senior sales and marketing positions in the healthcare industry covering segments including high value capital imaging and pathology equipment. Mr. Eisen also had extensive experience at Roche Diagnostics in the diabetes patient care and consumer market. Mr. Eisen holds a degree in Diagnostic Radiography from Sydney Technical Institute and a postgraduate diploma in Marketing from the University of Technology, Sydney.

Executive Compensation

The following table sets forth certain information regarding the annual and long-term compensation paid for services rendered to us in all capacities for the fiscal years ended June 30, 2004, 2003 and 2002 of those persons who were at June 30, 2004 (1) the chief executive officer, (2) one of the four other most highly compensated executive officers whose annual salary and bonuses exceeded $100,000 or (3) any other executive officer who would have qualified under sections

(1) or (2) of this paragraph but for the fact that the individual was not serving as an executive officer at the end of the 2004 fiscal year (collectively, the “Named Officers”).

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)	Securities Underlying Options	All Other Compensation ($)(2)
Peter C. Farrell Chief Executive Officer	2004 2003 2002	413,125 392,375 365,000	273,534 244,935 213,399	0 0 0	60,000 60,000 80,000	7,501 8,272 11,000
Kieran Gallahue, President, ResMed Global(3)	2004 2003	300,000 137,500	155,726 29,877	0 0	0 150,000	1,039 454
David Pendarvis(3) Vice President, General Counsel and Secretary	2004 2003	216,500 166,667	123,358 151,675	0 0	6,000 30,000	6,897 140
Adrian Smith Sr. Vice President, Finance and Chief Financial Officer	2004 2003 2002	209,884 161,425 106,532	154,864 98,477 45,848	0 0 3,527	10,000 10,000 15,000	21,147 14,800 8,777
Christopher G. Roberts(3) Former Executive Vice President	2004 2003 2002	161,060 220,125 172,800	78,880 128,106 75,821	0 0 0	0 15,000 20,000	15,812 20,083 13,824
Paul Eisen, Vice President, ResMed Asia Pacific(3)	2004	115,322	51,126	32,867	15,000	13,922

(1)	Represents cash value of company-provided vehicle.

(2)	For fiscal year 2004, includes term life insurance premiums paid on behalf of: Peter Farrell ($1,501); Kieran Gallahue ($1,039); David Pendarvis ($897); Adrian Smith ($2,257); Christopher Roberts ($1,317); and Paul Eisen ($2,294). The remainder represents ResMed’s contributions to defined contribution plans.

(3)	Mr. Gallahue joined ResMed in January 2003. Mr. Pendarvis joined ResMed in September 2002. Mr. Roberts resigned from ResMed in January 2004. Mr. Eisen first became an executive officer in January 2004. This table does not include compensation during the periods they were not executive officers.

Stock Options

The following table sets forth certain information with respect to option grants made during the fiscal year ended June 30, 2004 to the Named Officers.

Option Grants in Last Fiscal Year

Name	Number of Securities Underlying Options Granted (1)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Share Price Appreciation for Option Term ($) (2)
					5%	10%
Peter C. Farrell	60,000	7.1	41.49	Dec. 18, 2013	1,372,476	3,380,475
Kieran Gallahue	0	0	N/A	N/A	0	0
David Pendarvis	6,000.7		41.49	Dec. 18, 2013	137,248	338,047
Adrian Smith	10,000	1.2	41.49	Dec. 18, 2013	228,746	563,412
Christopher Roberts	0	0	N/A	N/A	0	0
Paul Eisen	15,000	1.8	41.49	Dec. 18, 2013	343,119	845,119

(1)

Represents options granted under our 1997 Equity Participation Plan, which are exercisable 33% per year on the anniversary date of grant starting on the first anniversary of the grant date. Under the 1997 Plan, this exercise schedule may be accelerated in certain specific situations. In addition, we have the right to require the surrender of outstanding options on the grant of lower priced options to the same individual.

(2)	Assumed annual rates of share appreciation for illustrative purposes only. Actual share prices and realizable value will vary from time to time based on market factors and our financial performance. No assurance can be given that such rates will be achieved.

The following table sets forth information concerning the stock option exercises by our Named Officers during the fiscal year ended June 30, 2004 and the unexercised stock options held at June 30, 2004 by the Named Officers.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at FY-End		Value of Unexercised In-the-Money Options at FY-End ($)(1)
Name	Shares Acquired on Exercise	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Peter C. Farrell	74,374	1,848,622	180,593	126,667	4,560,328	1,600,733
Kieran Gallahue	0	0	16,666	133,334	316,487	2,532,013
David Pendarvis	0	0	10,000	26,000	184,450	425,720
Adrian Smith	19,000	796,362	53,333	21,667	1,512,250	267,025
Christopher G. Roberts	60,000	1,963,440	40,000	35,000	711,453	303,872

Paul Eisen	0	0	2,000	19,000	51,080	244,210

(1)	Represents the amount by which the closing sales price of our common stock on the New York Stock Exchange on June 30, 2004 ($50.96 per share), multiplied by the number of shares to which the in-the-money options apply, exceeded the exercise price of those options.

Equity Compensation Plan Information

The following table summarizes outstanding stock option plan balances as at June 30, 2004:

Plan Category	Number of securities to be issued on exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
1997 Equity participation plan approved by security holders	4,416,356	$32.38	1,149,566	(1)
Employee stock purchase plan approved by security holders	0	0	3,250,000
Equity compensation plans not approved by security holders	0	0	0

Total	4,416,356	$32.38	4,399,566

(1)	The total number of authorized shares of common stock under the 1997 Equity Participation Plan was initially established at 1,000,000 and increases at the beginning of each fiscal year, commencing on July 1, 1998, by an amount equal to 4% of the outstanding common stock on the last day of the preceding fiscal year. The maximum number of shares of common stock issuable on exercise of incentive stock options granted under the 1997 Plan, however, cannot exceed 8,000,000.

Report of the Compensation Committee

Introduction

Decisions regarding compensation of our executive officers are made based on recommendations by the Compensation Committee, which is composed of three independent directors. The Compensation Committee’s decisions on compensation of our executive officers, other than ResMed’s Chief Executive Officer, are reviewed and approved by the full board. Set forth below is a report submitted by Donagh McCarthy, Gary Pace and Christopher Bartlett, in their capacity as members of the board’s Compensation Committee, addressing our compensation policies for fiscal year 2004 as they affected our executive officers, including the Chief Executive Officer and the other Named Officers.

General Philosophy

The Compensation Committee reviews and determines salaries, bonuses and all other elements of the compensation packages offered to ResMed’s executive officers, including its Chief Executive Officer, and establishes our general compensation policies. The Compensation Committee operates under a written charter adopted by our board of directors.

ResMed desires to attract, motivate and retain high quality employees who will enable ResMed to achieve its short- and long-term strategic goals and values. ResMed participates in a high-growth environment where substantial competition exists for skilled employees. ResMed’s ability to attract, motivate and retain high caliber individuals depends in large part upon the compensation packages it offers.

ResMed believes that its executive compensation programs should reflect its financial and operating performance. In addition, individual contribution to ResMed’s success should be supported and rewarded.

The 1993 Omnibus Budget Reconciliation Act (“OBRA”) became law in August 1993. Under the law, income tax deductions of publicly-traded companies in tax years beginning on or after January 1, 1994, may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, and non-qualified benefits) for certain executive officers exceeds $1 million (less the amount of any “excess parachute-payments” as defined in Section 280G of the Internal Revenue Code of 1986) in any one year. Under OBRA, the deduction limit does not apply to payments that qualify as “performance-based”. To qualify as “performance-based,” compensation payments must be based solely on the achievement of objective performance goals and made under a plan that is administered by a committee of outside directors. In addition, the material terms of the plan must be disclosed to and approved by shareholders, and the Compensation Committee must certify that the performance goals were achieved before payments can be made. ResMed does not have any cash payment plans that qualify as “performance-based”; however, option grants made under the 1997 Equity Participation Plan may qualify as “performance-based” compensation in part, so long as grants are made by the Compensation Committee at exercise prices that are equal to or greater than the fair market value of ResMed’s common stock on the date of grant.

The Compensation Committee intends to design ResMed’s compensation programs to conform to the OBRA legislation and related regulations so that total compensation paid to any employee will not exceed $1 million in any one year, except for compensation payments that qualify as “performance-based.” ResMed may, however, pay compensation that is not deductible in limited circumstances when sound management of ResMed so requires.

ResMed’s executive and key employee compensation program consists of a base salary component, a component providing the potential for an annual bonus based on relevant company performance and a component providing the opportunity to earn stock options linking the employee’s long-term financial success to that of the shareholders.

Compensation

Base Salary

Officers are compensated with salary ranges that are generally based on similar positions in companies of comparable size and complexity to ResMed. In addition, the Compensation Committee uses industry compensation surveys, by outside consultants such as Mercer, Radford and Watson Wyatt, in determining compensation. The primary level of compensation is based on a combination of years of experience and performance. The salary of all executive officers is reviewed annually, with the amount of the increases based on factors such as company performance, general economic conditions, marketplace compensation trends and individual performance.

In fiscal year 2004, the Compensation Committee approved salary increases for the Named Officers as follows: Peter C. Farrell, 6%; Christopher G. Roberts, 5%; Adrian Smith 9%; Paul Eisen, 13%; David Pendarvis 15%; and Kieran Gallahue 0%.

Bonus

The second compensation component is a bonus program under ResMed’s Bonus Plan. Bonuses are primarily based on ResMed’s annual financial performance and secondarily on the performance of the individual. Target bonuses generally range from 40% to 60% of base salary. The measures of annual financial performance used in determining the amount of bonuses include sales, expenses, and profitability. For fiscal 2004, all three measures were used. The bonus plan allows for over-achievement of the target bonus based on a formula approved in advance by the Compensation Committee. The formula is similar to that described below for the Chief Executive Officer, but with target criteria specific to each officer’s role.

Stock Options

The third major component of the executive officers’ compensation consists of stock options. The primary purpose of granting stock options is to link the officers’ financial success to that of ResMed’s shareholders. The Compensation Committee determines the exercise price of stock options at the time the option is granted, but generally the exercise price may not be less than the prevailing market price of ResMed’s common stock as of the date of grant. Options become exercisable beginning 12 months after the date of grant and are exercisable for a maximum period of 10 years after the date of grant, as determined by the Compensation Committee.

Stock options were issued to ResMed’s officers during fiscal year 2004 in accordance with the provisions of ResMed’s 1997 Equity Participation Plan. The number of options granted by the Compensation Committee was based on company performance, the number of outstanding options available, salary and individual performance.

In order to continue to provide proper incentives to ResMed’s employees and to further align the interests of the employees with its shareholders, in 2003 the Compensation Committee approved the adoption of an Employee Stock Purchase Plan, which is intended to qualify under Section 423 of the Internal Revenue Code of 1986, and which provides employees with the opportunity to purchase ResMed’s common stock at a discount through payroll deductions. These purchases will initially occur through successive six-month offering periods under the plan. The Compensation Committee believes that this plan will provide an important incentive to employees to exert their best efforts on ResMed’s behalf. The plan was approved by the shareholders and ratified at the 2003 Annual Meeting.

Chief Executive Officer Compensation

The compensation of our Chief Executive Officer is based on ResMed’s performance and the important role Dr. Farrell plays within ResMed as its founder, Chairman and Chief Executive Officer, as a member of the boards of ResMed’s principal subsidiaries and as an active participant in new product and corporate development.

The CEO’s target bonus during fiscal year 2004 was 60% of his base salary. Fifty percent of the CEO’s target bonus was based on achieving budgeted revenue targets and 50% was based on achieving budgeted group profitability, excluding non-recurring items such as gains from debt repurchases. Budget targets are determined by the board of directors at the beginning of each fiscal year. The linear bonus formula allowed for receiving 50% of the target bonus at 75% of the budget target, 100% of the target bonus at 100% of budget, 150% of the target bonus at 125% of budget, and so on. There was no bonus paid for achievement of less than 75% of budget.

COMPENSATION COMMITTEE OF RESMED’S BOARD OF DIRECTORS:

Christopher Bartlett (Chairman)

Donagh McCarthy

Gary Pace

The above report of the Compensation Committee will not be deemed to be incorporated by reference to any filing by ResMed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that ResMed specifically incorporates it by reference.

Performance Graph

Set forth below is a line graph comparing the cumulative shareholder return on our common stock against the cumulative total return of the S&P 500 Index and the S&P Health Care Equipment and Supplies Index for the period commencing June 30, 1999, assuming an investment of $100 on June 30, 1999.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG RESMED INC., THE S & P 500 INDEX

AND THE S & P HEALTH CARE EQUIPMENT INDEX

*	$100 invested on 6/30/99 in stock or index-including reinvestment of dividends. Fiscal year ending June 30. Copyright © 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved.

	June 30, 1999	June 30, 2000	June 30, 2001	June 30, 2002	June 30, 2003	June 30, 2004
ResMed Inc	$100.00	$161.21	$304.63	$177.18	$236.23	$307.10
S&P 500	$100.00	$107.25	$91.34	$74.91	$75.10	$89.45
S&P Health Care Equipment	$100.00	$108.75	$107.82	$105.44	$122.85	$159.84

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of change in ownership of our common stock and other equity securities. Executive officers, directors and greater than ten-percent shareholders who are ResMed affiliates are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of copies of such forms received by ResMed, or written representations from certain reporting persons, we believe that during fiscal 2004 all of our directors and executive officers and persons who own more than 10% of our common stock have complied with the reporting requirements of Section 16(a).

Compensation Committee Interlocks and Insider Participation

During fiscal year 2004, the Compensation Committee consisted of Dr. Christopher Bartlett (Chairman), Mr. Donagh McCarthy and Dr. Gary Pace. None of them is an officer or employee of us or of any of our subsidiaries. During fiscal 2004, none of our executive officers served as a director or member of a compensation committee (or other committee serving an equivalent function) of any other entity whose executive officers served as a director or member of our Compensation Committee.

Audit Fees

The following table presents fees for professional audit services by KPMG LLP for the audit of our annual financial statements for fiscal 2004 and 2003, and fees billed for other services rendered by KPMG LLP.

Fees	2004	2003
Audit Fees	$415,601	$272,241
Audit Related Fees(1)		26,058
Total Audit and audit related fees	$158,075	298,299
Tax Fees(2)	—	—

Total Fees	$573,676	$298,299

(1)	Audit related fees consisted principally of fees for services related to SEC filings, responses, and related research.

(2)	Tax fees consisted of fees for income tax consulting and tax compliance.

The Audit Committee has reviewed the non-audit services provided by KPMG LLP and determined that the provision of these services during fiscal 2004 is compatible with maintaining KPMG LLP’s independence.

Pre-Approval Policy

The Audit Committee pre-approves all audit and permissible non-audit fees.

Since the May 6, 2003 effective date of the SEC rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of KPMG LLP was approved in advance by our Audit and Compliance Committee, and none of those engagements made use of the de minimus exception to pre-approval contained in the SEC’s rules.

Audit Committee Report

The Audit Committee of our board of directors is comprised of independent directors as required by the listing standards of the New York Stock Exchange. The members of the Audit Committee are Michael A. Quinn, Donagh McCarthy and Louis Simpson. The Audit Committee operates under a written charter adopted by the board of directors.

The role of the Audit Committee is to oversee ResMed’s financial reporting process on behalf of the board of directors. ResMed’s management has the primary responsibility for its financial statements as well as its financial reporting process, principles and internal controls. The independent auditors are responsible for performing an audit of ResMed’s financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed ResMed’s audited financial statements as of and for the year ended June 30, 2004 with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the auditors their independence from ResMed.

The members of the Audit Committee are not engaged in the accounting or auditing profession and are not involved in day-to-day operations of ResMed. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinion, reports and statements presented to them by ResMed’s management and by the independent auditors. As a result, the Audit Committee’s oversight and the review and discussions referred to above do not assure that management has maintained adequate financial reporting processes, principles and internal controls, that ResMed’s financial statements are accurate, that the audit of the financial statements has been conducted in accordance with generally accepted auditing standards or that ResMed’s auditors meet the applicable standards for auditor independence.

Based on the reports and discussions described above, the Audit Committee recommended to the board of directors that the audited financial statements be included in ResMed’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Michael A. Quinn (Chairman)

Donagh McCarthy

Louis Simpson

The above report of the Audit Committee will not be deemed to be incorporated by reference to any filing by ResMed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that ResMed specifically incorporates it by reference.

MATTERS TO BE ACTED ON

Proposal 1. Election of Directors

Our bylaws authorize a board of directors with between 1 and 13 members, with the exact number to be specified by the board of directors from time to time. The board of directors has determined that the number of directors constituting the full board of directors will be seven at the present time.

The board is divided into three classes. One class is elected every year at the Annual Meeting of Shareholders for a term of three years. The class of directors whose term expires in 2004 has two members, Michael A. Quinn and Christopher Bartlett. Accordingly, two directors are to be elected at the 2004 Annual Meeting of Shareholders, who will hold office until the 2007 Annual Meeting of Shareholders or until the director’s prior death, disability, resignation or removal.

On recommendation of the Nominating and Governance Committee, the board of directors has nominated Michael A. Quinn and Christopher Bartlett for re-election as a director. Proxies are solicited in favor of these nominees and will be voted for them unless otherwise specified. If Michael A. Quinn or Christopher Bartlett becomes unable or unwilling to serve as directors, it is intended that the proxies will be voted for the election of such other person, if any, as the board of directors shall designate.

Information concerning the nominees for director and the other directors who will continue in office after the meeting is set forth below:

Name	Term Expiration	Age	Position with ResMed
Peter C. Farrell	2006	62	Chief Executive Officer and Chairman of the Board of Directors
Christopher G. Roberts	2005	50	Director
Donagh McCarthy(1) (2) (3)	2005	57	Director
Gary W. Pace(2)(3)	2006	56	Director
Michael A. Quinn(1)(3)	2004	56	Director
Christopher Bartlett(2)(3)	2004	60	Director
Louis A. Simpson(1)(3)	2005	67	Director

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

(3)	Member of the Nominating and Governance Committee

Peter C. Farrell, Ph.D., has been a director since ResMed’s inception in June 1989 and Chief Executive Officer since July 1990. From ResMed’s inception until September 2004, Dr. Farrell was also ResMed’s President. From July 1984 to June 1989, Dr. Farrell served as Vice President, Research and Development at various subsidiaries of Baxter International, Inc. (“Baxter”), and from August 1985 to June 1989, he also served as Managing Director of the Baxter Center for Medical Research Pty Ltd., a subsidiary of Baxter. From January 1978 to December 1989, he was Foundation Director of the Center for Biomedical Engineering at the University of New South Wales where he currently serves as a Visiting Professor. He holds a B.E. in chemical engineering with honors from the University of Sydney, an S.M. in chemical engineering from the Massachusetts Institute of Technology, a Ph.D. in chemical engineering and bioengineering from the University of Washington, Seattle and a D.Sc. from the University of New South Wales. Dr. Farrell was named 1998 San Diego Entrepreneur of the Year for Health Sciences and Australian Entrepreneur of the Year in

2001. In August 2000, he was named Vice Chairman of the Executive Council of the Harvard Medical School Division of Sleep Medicine. In addition to his responsibilities with ResMed, Dr. Farrell is a director of CardioDynamics International Corporation.

Christopher G. Roberts, Ph.D., has been one of our directors since September 1992. He also served as a director from August 1989 to November 1990. Since February 2004 he has been Chief Executive Officer and President of Cochlear Limited (ASX:COH) a cochlear implant company for the treatment of profound deafness. Between August 1992 and January 2004 he was ResMed’s Executive Vice President responsible for European and Asia-Pacific activities. Between 1976 and 1989 he served in various positions in medical device companies, including President of BGS Medical (Denver, Colorado), an orthopaedic implant company. Dr. Roberts holds a B.E. in chemical engineering with honors from the University of New South Wales, an M.B.A. from Macquarie University and a Ph.D. in biomedical engineering from the University of New South Wales. He is a Fellow of the Australian Academy of Technological Sciences and Engineering (FTSE) and a Fellow of the Australian Institute of Company Directors (FAICD). He is a member of the National Health and Medical Research Council (NHMRC), Australia’s health and medical research and advisory body, and a director of Research Australia, a non-profit organization.

Donagh McCarthy has served as a director since November 1994. Mr. McCarthy is currently a consultant to Pharmediun Healthcare Inc., a privately held pharmacy service company. From 2000 to 2003 Mr. McCarthy was President and CEO of Protiveris Inc., a Maryland-based biotechnical startup company. From September 1996 to January 2000, he was President of RMS Inc., an affiliate of Baxter Healthcare. From June 1993 until September 1996, he was President of the North America Renal Division of Baxter. Before that, beginning in March 1988, Mr. McCarthy was General Manager and Director of Baxter Japan KK. Mr. McCarthy held various other positions at Baxter beginning in 1982, including Vice President-Global Marketing, Strategy and Product Development. Mr. McCarthy received a bachelor’s degree in engineering from the National University of Ireland and an M.B.A. from the Wharton School, University of Pennsylvania.

Gary W. Pace, Ph.D., has served as a director since July 1994. Dr. Pace is currently Chairman and CEO of QRxPharma Pty Ltd, a Visiting Scientist at the Massachusetts Institute of Technology (MIT), an Adjunct Professor at the University of Queensland. In addition to ResMed, he serves as a Director of Transition Therapeutics, Celsion Corp. and Protiveris Inc. From 1995 to 2001 Dr. Pace was President and CEO of RTP Pharma. From 2000 to 2002 Dr. Pace was Chairman and CEO of Waratah Pharmaceuticals Inc., a spin-off company from RTP Pharma. From 1993 to 1994, he was the founding President and Chief Executive Officer of Transcend Therapeutics Inc. (formerly Free Radical Sciences Inc.), a biopharmaceutical company. From 1989 to 1993, he was Senior Vice President of Clintec International, Inc., a Baxter/Nestle joint venture and manufacturer of clinical nutritional products. Dr. Pace holds a B.Sc. with honors from the University of New South Wales and a Ph.D. from MIT.

Michael A. Quinn has served as a director since September 1992. Since April 1999, Mr. Quinn has been the Chief Executive Officer of Innovation Capital, an Australian/U.S. venture capital fund. From February 1992 to April 1999, he was a management and financial consultant. From July 1988 to January 1992, he served as Executive Chairman of Phoenix Scientific Industries Limited, a manufacturer of health care and scientific products. Mr. Quinn holds a B.Sc. in physics and applied mathematics, a B.Ec. from the University of Western Australia and an M.B.A. from Harvard University.

Christopher Bartlett, Ph.D. has served as a director since October 2000. He is a Professor Emeritus of Business Administration at Harvard Business School where he teaches courses in global strategy, organization and management and holds the Thomas D. Casserly Chair. Dr. Bartlett has both masters and doctorate degrees in business administration from Harvard University. Before joining the faculty of Harvard Business School, Dr. Bartlett was a marketing manager with Alcoa in Australia, a management consultant in McKinsey’s London office, and general manager at Baxter Laboratories’ subsidiary in France. He also holds an economics degree from the University of Queensland. Dr Bartlett is currently a director of Flowserve (NYSE:FLS), a global supplier of equipment to the process industries.

Louis A. Simpson has served as a director since May 2002. Since May 1993, Mr. Simpson has been President and Chief Executive Officer, Capital Operations of GEICO Corporation. From 1985 to 1993 he served as Vice Chairman of the Board of GEICO Corporation. Mr. Simpson joined GEICO Corporation and Government Employees Insurance Company (GEICO) in September 1979 as Senior Vice President and Chief Investment Officer. Before joining GEICO, Mr. Simpson was President and Chief Executive Officer of Western Asset Management, a subsidiary of the Los Angeles-based Western Bancorporation. Previously he was a partner at Stein Roe and Farnham, a Chicago investment firm, and an instructor of economics at Princeton University. A graduate of Ohio Wesleyan University, Mr. Simpson subsequently received a master’s degree in economics from Princeton University. He is a director of Comcast, Western Asset Funds, Inc., Pacific American Income Shares Inc., and a trustee of Western Asset Premier Bond Fund. Mr. Simpson presently serves as a trustee for the Cate School, the University of California San Diego Foundation, the Urban Institute and the Woodrow Wilson National Fellowship Foundation. He is also chair of the Scripps Institution of Oceanography Council.

Committees of the Board of Directors

Our independent directors meet at least four times a year in executive session without management and without non-independent directors. The executive sessions are presided over by Gary Pace, the Chair of our Nominating and Governance Committee.

The board of directors has three committees to assist in the management of our affairs: Compensation, Nominating and Governance, and Audit. A copy of the charters for each of these committees can be found at our Web site at www.resmed.com, after October 31, 2004, and is available to shareholders upon request made to the Secretary of ResMed at ResMed Inc, 14040 Danielson Street, Poway, California 92064-6857.

The Compensation Committee currently consists of Christopher Bartlett (Chairman), Gary Pace and Donagh McCarthy. The Compensation Committee’s primary purposes are to:

•	Assist the board in fulfilling its oversight responsibilities relating to the compensation of officers, directors, and executives of ResMed;

•	Advise the board regarding ResMed’s compensation philosophies, practices, and procedures; and

•	Advise the board regarding key senior management succession planning, including recruiting, hiring, development, and retention, and termination of key senior executives.

The Nominating and Governance Committee consists of Gary W. Pace (Chairman), Donagh McCarthy, Michael Quinn, Louis Simpson, and Christopher Bartlett. The Nominating and Governance Committee’s primary purposes are to:

•	Assure that the composition, practices, and operation of the Board of Directors contribute to lasting value creation and effective representation of ResMed shareholders; and

•	Assist the board, the chairman, and the chief executive officer with selecting board and committee members, committee selection and rotation practices, evaluating the board’s overall effectiveness, and reviewing and considering developments in corporate governance practices.

Our Corporate Governance Guidelines set forth goals regarding composition of the board and committees, meetings and expectations of directors. A copy of our Corporate Governance Guidelines may be found on our website located at www.resmed.com, after October 31, 2004, and is available to shareholders upon request made to the Secretary of ResMed at ResMed Inc, 14040 Danielson Street, Poway, California, 92064-6857.

The Nominating and Governance Committee identifies nominees by first evaluating the current members of the board of directors willing to continue in service. Current members with qualifications and skills that are consistent with the Nominating and Governance Committee’s criteria for Board service are re-nominated. As to new candidates, the Nominating and Governance Committee generally polls the board of directors and members of management for their recommendations. The Nominating and Governance Committee may also review the composition and qualification of the boards of directors of ResMed’s competitors, and may seek input from industry experts and analysts. The Nominating and Governance Committee may engage a third-party search firm to identify candidates in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate. The Nominating and Governance Committee reviews the qualifications, experience and background of all candidates. The independent directors and executive management interview final candidates. In making its determinations, the Nominating and Governance Committee evaluates each individual in the context of the board of directors as a whole, with the objective of assembling a group that can best perpetuate the success of ResMed and represent shareholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the Nominating and Governance Committee makes its recommendation to the board of directors.

Recommendations received from shareholders in accordance with the shareholder nominations guidelines below will be processed and are subject to the same criteria as are candidates nominated by the Nominating and Governance Committee. The Nominating and Governance Committee will consider shareholder suggestions for nominees for directorship and have a policy to consider any candidates recommended by shareholders who have held a minimum of 1% of ResMed’s outstanding voting securities for at least one year. In order for the Nominating and Governance

Committee to consider a shareholder nomination, the shareholder must submit a detailed resume of the candidate and an explanation of the reasons why the shareholder believes the candidate is qualified for service on the board of directors. The shareholder must also provide such other information about the candidate that would be required by the SEC rules to be included in a proxy statement. In addition, the shareholder must include the consent of the candidate (including the consent to a background check) and describe any relationships, arrangements or undertakings between the shareholder and the candidate regarding the nomination or otherwise. The shareholder must submit proof of ResMed shareholdings. All communications should be submitted in writing to the Chairman of the Nominating and Governance Committee, c/o Secretary, ResMed Inc, 14040 Danielson Street, Poway, California, 92064-6857. Recommendations received after 120 days before the mailing of the proxy will likely not be considered timely for consideration at that year’s annual meeting.

The Audit Committee consists of Michael A. Quinn (Chairman), Donagh McCarthy and Louis Simpson. The board of directors has determined that Mr. Quinn is a financial expert within the meaning of the SEC rules. The Audit Committee operates pursuant to a written charter that was adopted by the board of directors in May 2000, and last amended as of October 2004, a copy of which is attached hereto as Annex A. The Audit Committee’s responsibilities include selecting our independent auditors and approving their fees and other significant compensation, as well as reviewing:

•	our annual financial statements and quarterly results;

•	the adequacy and effectiveness of our systems of internal accounting controls;

•	any significant matters identified as a result of our independent accountants’ procedures;

•	the annual and quarterly earnings press releases prior to their respective release;

•	the independent auditors’ audit plan and engagement letter;

•	the independence and performance of our independent auditors;

•	material legal matters and potential conflicts of interest;

•	our code of ethical conduct and its enforcement; and

•	the adequacy and succession planning of ResMed’s accounting and financial personnel.

Board Independence

Our board of directors has determined that each of Messrs. McCarthy, Pace, Quinn, Bartlett and Simpson, and their respective family members, has no material relationship with ResMed (either directly, or as a partner, shareholder or officer of an organization that has a relationship with ResMed), commercial or otherwise, other than in their capacity as a director, and each is thus “independent.” The board also determined that each member of the Audit, Nominating and Governance and Compensation Committees is “independent” as required by the applicable listing standards of the NYSE. The board determined that each of Messrs. Farrell and Roberts had a material relationship with ResMed that prohibited such person from being considered independent.

Board Meetings and Compensation

The board of directors held four meetings during fiscal year 2004. The Compensation Committee met seven times, the Nominating and Governance Committee met four times, and the Audit Committee met five times during fiscal year 2004. These committees also met informally by telephone during the fiscal year as the need arose. During fiscal year 2004, each director attended 100% of the aggregate of the total number of meetings of the board of directors and of the committees of the board of directors on which that director served, except for Mr. McCarthy, who missed one meeting of the board of directors, and one meeting of the Nominating and Governance Committee due to medical reasons.

Each director who is not an employee of ResMed received an annual fee of $15,000 for his service as a director during fiscal 2004. In addition, each board member who is a committee chairperson receives an additional annual fee of $2,000. Each board member receives $1,500 for attendance at board meetings and $1,000 for attending committee meetings, either in person or telephonically. In addition, each director is reimbursed for his travel expenses for attendance at all such meetings. Directors who are not employees also hold and receive stock options under our 1995 Option Plan and 1997 Equity Participation Plan. During fiscal year 2004, the non-executive directors received 12,000 stock options each at an exercise price of $39.19. These levels of stock option award are below the automatic grant levels in the 1997 Equity

Participation Plan approved by shareholders, as the directors waived their entitlement to the full automatic grant of 20,000 shares. The options vest one third at a time annually after grant.

Shareholder Communications with the Board of Directors

Shareholders may communicate with our non-management board members by written mail addressed to the Chairman of the Nominating and Governance Committee, care of Secretary, ResMed Inc, 14040 Danielson Street, Poway, California, 92064-6857. Shareholders are encouraged to include proof of ownership of our stock in such communications. The Secretary will forward all communications to the Chairman of the Nominating and Governance Committee.

Code of Ethics

We have a code of business conduct and ethics for directors, officers and employees, which can be found after October 31, 2004 at www.resmed.com and is available to shareholders upon request made to the Secretary at ResMed Inc, 14040 Danielson Street, Poway, California, 92064-6857. These codes summarize the compliance and ethical standards and expectations we have for all of our officers, directors and employees, including our Chief Executive Officer and senior financial officers, with respect to their conduct in connection with our business. Our code of business conduct and ethics constitutes our code of ethics within the meaning of Section 406 of the Sarbanes Oxley Act of 2002 and the NYSE listing standards. We intend to disclose future amendments to or waivers of certain provisions of our code of business conduct and ethics applicable to our principal executive officer, principal financial officer principal accounting officer, controller and persons performing similar functions on our website at www.resmed.com within five business days or as otherwise required by the SEC or the NYSE.

Medical Advisory Board

In addition to the committees of the board of directors, we have an independent Medical Advisory Board. The Medical Advisory Board comprises leading physicians and researchers with an interest in sleep medicine; they advise management with respect to our current and proposed product lines and developments in the field of sleep medicine from a medical perspective.

Required Vote and Board Recommendation

Assuming a quorum is present, directors will be elected by a favorable vote of a plurality of the aggregate votes cast, in person or by proxy, at the meeting. Accordingly, abstentions and broker non-votes (shares held by a broker or nominee that are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will have no effect on the outcome of the election of candidates for director. In addition, a simple majority of the shares voting may elect all of the directors.

Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election of the two nominees named above. Although it is anticipated that the nominees will be able to serve as directors, should a nominee become unavailable to serve, the proxies will be voted for such other person or persons our board of directors may designate.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE TO THE BOARD OF DIRECTORS.

Proposal 2. Ratification of Selection of Auditors

The firm of KPMG LLP, our independent auditors for the fiscal year ended June 30, 2004, was selected by the board of directors, on recommendation of the Audit Committee, to act in the same capacity for the fiscal year ending June 30, 2005. Neither the firm nor any of its members has any relationship with us or any of our affiliates except in the firm’s capacity as our auditor.

Representatives of KPMG LLP are expected to be present at the meeting and will have the opportunity to make statements if they so desire and to respond to appropriate questions from the shareholders.

VOTE REQUIRED AND BOARD RECOMMENDATION

The proposal to ratify the selection of our independent auditors requires the affirmative vote of a majority of the aggregate votes cast, in person or by proxy. Accordingly, abstentions and broker non-votes (shares held by a broker or nominee that are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will have no effect on the outcome of the ratification of KPMG LLP as our independent auditors.

Unless instructed to the contrary, properly executed proxies will be voted FOR ratification of the selection of KPMG LLP as our independent auditors.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE RATIFICATION OF THE SELECTION OF KPMG LLP AS OUR INDEPENDENT AUDITORS.

Proposal 3. Other Business

The board of directors does not know of any other business to be presented to the Annual Meeting of Shareholders. If any other matters properly come before the meeting, however, the persons named in the enclosed form of proxy will vote the proxy in accordance with their best judgment.

SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

We expect to hold our 2005 Annual Meeting of Shareholders in November 2005. In order for shareholder proposals otherwise satisfying the eligibility requirements of Rule 14a-8 under the Exchange Act to be considered for inclusion in our Proxy Statement for our 2005 Annual Meeting, we must receive them at our principal office in Poway, California, on or before June 30, 2005.

In addition, if a shareholder desires to bring business (including director nominations) before our 2005 Annual Meeting of Shareholders that is not the subject of a proposal timely submitted for inclusion in our Proxy Statement as described above, written notice of such business must be received by our Secretary at our principal office in Poway, California, on or before September 6, 2005. If such notice is not received by September 6, 2005, such notice will be considered untimely under Rule 14a-4(c)(1) of the Securities and Exchange Commission’s proxy rules, and we will have discretionary voting authority under proxies solicited for the 2005 Annual Meeting of Shareholders with respect to such proposal, if presented at the meeting.

By Order of the Board of Directors

David Pendarvis,
Secretary
Dated: October 19, 2004

ANNEX A TO RESMED INC PROXY STATEMENT

RESMED INC

AUDIT COMMITTEE CHARTER

The ResMed Inc Board of Directors adopted this Audit Committee Charter on October 18, 2004.

1.	PURPOSE

1.1.	Oversight. The primary purpose of the Audit Committee is to assist the Board with its oversight responsibilities regarding:

a.	the integrity of ResMed’s financial statements;

b.	ResMed’s compliance with legal and regulatory requirements;

c.	the independent auditor’s qualifications and independence; and

d.	the performance of ResMed’s internal audit function and independent auditor.

1.2.	Proxy Report. The Audit Committee prepares the report the Securities and Exchange Commission (the “SEC”) requires ResMed to include in its annual proxy statement.

1.3.	Additional Powers. In addition to the powers and responsibilities expressly delegated to the Audit Committee in this Charter, the Audit Committee may exercise any other powers and carry out any other responsibilities the Board delegates to it from time to time consistent with ResMed’s bylaws.

1.4.	Limitation. The Audit Committee’s responsibilities are limited to oversight. ResMed’s management is responsible for the preparation, presentation and integrity of ResMed’s financial statements as well as ResMed’s financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures.

The independent auditor is responsible for performing an audit of ResMed’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles and reviewing ResMed’s quarterly financial statements. The Audit Committee is not responsible for planning or conducting audits, or for determining that ResMed’s financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Audit Committee is entitled to rely on the integrity of ResMed’s management, and the integrity of the professionals and experts (including ResMed’s internal auditor (or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services) and ResMed’s independent auditor) who provide information to the Audit Committee. And, absent actual knowledge to the contrary, the Audit Committee is entitled to rely on the accuracy of the financial and other information provided to the Audit Committee by such persons, professionals or experts.

1.5.	Auditing literature, particularly Statement of Accounting Standards No. 71, defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The members of the Audit Committee are not independent auditors, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that Audit Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

2.	MEMBERSHIP

2.1.	The Audit Committee consists of at least three Board members. Each member is financially literate as determined by the Board in its business judgment or must become financially literate within a reasonable time after his or her appointment to the Audit Committee. At least one member has accounting or related financial management expertise as determined by the Board in its business judgment. And at least one member of the Audit Committee is an “audit committee financial expert” within the definition adopted by the SEC or else ResMed discloses in its periodic reports required pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”) the reasons why at least one member of the Audit Committee is not an “audit committee financial expert.”

2.2.	Each Audit Committee member satisfies the independence requirements of the New York Stock Exchange and Exchange Act Rule 10A-3(b)(1). No Audit Committee member may simultaneously serve on the audit committee of more than two other public companies, unless the Board determines that simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee and such determination is disclosed in ResMed’s annual proxy statement.

2.3.	The Board appoints members to the Audit Committee, and designates the Chair, on the recommendation of the Nominating and Governance Committee. The Board may remove members from the Audit Committee, with or without cause.

3.	MEETINGS AND PROCEDURES

3.1.	The Chair (or in his or her absence, a member the Chair designates) presides at each Audit Committee meeting and sets the agenda. The Audit Committee has authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are consistent with ResMed’s bylaws.

3.2.	The Audit Committee meets at least once during each fiscal quarter and more frequently as the Audit Committee deems desirable. The Audit Committee meets separately, periodically, with management, with the internal auditor and with the independent auditor.

3.3.	All non-management directors that are not members of the Audit Committee may attend and observe meetings of the Audit Committee, but will not participate in any discussion or deliberation unless invited to do so by the Audit Committee, and in any event will not be entitled to vote. The Audit Committee may, at its discretion, include in its meetings members of ResMed’s management, representatives of the independent auditor, the internal auditor, any other financial personnel employed or retained by ResMed or any other person whose presence the Audit Committee believes to be desirable or appropriate. Notwithstanding the foregoing, the Audit Committee may also exclude from its meetings any person it deems appropriate, including, but not limited to, any non-management director that is not a member of the Audit Committee.

3.4.	The Audit Committee has sole authority to retain or terminate any independent counsel, experts or advisors (accounting, financial or otherwise) that the Audit Committee believes to be necessary or appropriate, and sole authority to approve the advisor’s fee and other retention terms. The Audit Committee, in its discretion, may also utilize the services of ResMed’s regular legal counsel or other advisors to ResMed. ResMed will provide appropriate funding, as determined by the Audit Committee, to compensate the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services, to compensate any advisors the Audit Committee employs, and for ordinary administrative expenses the Audit Committee incurs that are necessary or appropriate in carrying out its duties.

4.	POWERS AND RESPONSIBILITIES

4.1.	Interaction with the Independent Auditor.

a.	Appointment and Oversight. The Audit Committee is directly responsible for appointing, compensating, retaining and overseeing the independent auditor’s work (including resolving any disagreements between ResMed’s management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for ResMed. The independent auditor reports directly to the Audit Committee.

b.	Pre-Approval of Services.

1.	Before the independent auditor is engaged by ResMed or its subsidiaries to render audit or non-audit services, the Audit Committee pre-approves the engagement. Audit Committee pre-approval of audit and non-audit services are not required if the engagement complies with pre-approval policies and procedures the Audit Committee establishes regarding ResMed’s engagement of the independent auditor.

2.	Pre-approval is effective if the policies and procedures detail the particular service, the Audit Committee is informed of each service provided, and the policies and procedures do not delegate to ResMed’s management the Audit Committee’s responsibilities under the Exchange Act.

3.	The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting.

4.	Audit Committee pre-approval of non-audit services (other than review and attest services) will not be required if such services fall within available exceptions established by the SEC.

c.	Independent Auditor Independence. The Audit Committee, at least annually, reviews the independent auditor’s independence, quality control procedures, and the experience and qualifications of the independent auditor’s senior personnel providing audit services to ResMed. In conducting its review:

1.	The Audit Committee obtains and reviews a report prepared by the independent auditor describing:

i.	the auditing firm’s internal quality-control procedures; and

ii.	any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

2.	The Audit Committee discusses with the independent auditor its independence from ResMed, and obtains and reviews a written statement prepared by the independent auditor describing all relationships between the independent auditor and ResMed, consistent with Independence Standards Board Standard 1, and considers the impact that any relationships or services may have on the objectivity and independence of the independent auditor.

3.	The Audit Committee confirms with the independent auditor that the independent auditor complies with the SEC’s partner rotation requirements.

4.	The Audit Committee considers whether ResMed should adopt a rotation of the annual audit among independent auditing firms.

5.	The Audit Committee, if applicable, considers whether the independent auditor’s provision of any permitted information technology services or other non-audit services to ResMed is compatible with maintaining the independence of the independent auditor.

4.2.	Annual Financial Statements and Annual Audit.

a.	Meetings with Management, the Independent Auditor and the Internal Auditor.

1.	The Audit Committee reviews and discusses with management and the independent auditor:

i.	major issues regarding accounting principles and financial statement presentations, including any significant changes in ResMed’s selection or application of accounting principles, and major issues as to the adequacy of ResMed’s internal controls and any special audit steps adopted in light of material control deficiencies;

ii.	any analysis prepared by management or the independent auditor of significant financial reporting issues and judgments made in connection with ResMed’s financial statement preparation, including analysis of alternative GAAP methods’ effect on ResMed’s financial statements; and

iii.	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on ResMed’s financial statements.

2.	The Audit Committee reviews and discusses the annual audited financial statements with management and the independent auditor, including ResMed’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

b.	Separate Meetings with the Independent Auditor.

1.	The Audit Committee reviews with the independent auditor any problems or difficulties the independent auditor may have encountered during its audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters. Among the items that the Audit Committee considers reviewing with the Independent Auditor are any:

i.	accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise);

ii.	communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and

iii.	“management” or “internal control” letter the independent auditor issues, or proposes to be issued, to ResMed.

2.	The Audit Committee discusses with the independent auditor the report it is required to make to the Audit Committee regarding all:

i.	accounting policies and practices to be used that the independent auditor identifies as critical;

ii.	alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

iii.	other material written communications between the independent auditor and management of ResMed, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

3.	The Audit Committee discusses with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

c.	Recommendation to Include Financial Statements in Annual Report. The Audit Committee determines whether to recommend to the Board that the audited financial statements be included in ResMed’s Annual Report on Form 10-K for the fiscal year subject to the audit. Its determination is based on:

1.	the review and discussions in paragraphs 4.2(a)(2) and 4.2(b)(3) above; and

2.	the disclosures received from and discussions with the independent auditor regarding its independence, as described in paragraph 4.1(c)(2) above.

4.3.	Quarterly Financial Statements. The Audit Committee reviews and discusses with management and the independent auditor the quarterly financial statements, including ResMed’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

4.4.	Internal Audit.

a.	Appointment. The Audit Committee reviews the appointment and replacement of the internal auditor.

b.	Separate Meetings with the Internal Auditor. The Audit Committee meets periodically with ResMed’s internal auditor to discuss the responsibilities, budget and staffing of ResMed’s internal audit function and any issue the internal auditor believes warrants Audit Committee attention.

4.5.	Other Powers and Responsibilities.

a.	The Audit Committee discusses with management and the independent auditor ResMed’s earnings press releases (with particular focus on any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Audit Committee’s discussions may be general in nature (for example, discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which ResMed may provide earnings guidance.

b.	The Audit Committee discusses with management ResMed’s policies with respect to risk assessment and risk management. The Audit Committee discusses with management ResMed’s significant financial risk exposures and the actions management has taken to limit, monitor or control those exposures.

c.	The Audit Committee sets hiring policies for employees or former employees of ResMed’s independent auditor.

d.	The Audit Committee establishes procedures for the receipt, retention and treatment of complaints received by ResMed regarding accounting, internal accounting controls or auditing matters. The Audit Committee also establishes procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

e.	The Audit Committee provides ResMed with the report of the Audit Committee with respect to the audited financial statements for inclusion in each of ResMed’s annual proxy statements.

f.	The Audit Committee, through its Chair, reports regularly to the Board any issues that arise with respect to the quality or integrity of ResMed’s financial statements, ResMed’s compliance with legal or regulatory requirements, the performance and independence of ResMed’s independent auditor, the performance of ResMed’s internal audit function or any other matter the Audit Committee determines is necessary or advisable to report to the Board.

g.	The Audit Committee, at least annually, evaluates the Audit Committee’s performance.

h.	The Audit Committee, at least annually, reviews and reassesses this Charter and submits any recommended changes to the Board for its consideration.

ANNUAL MEETING OF SHAREHOLDERS OF

RESMED INC.

November 18, 2004

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯  Please detach along perforated line and mail in the envelope provided.  ¯

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.    To elect two directors, each to serve for a three-year term:

	FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (See Instructions below)
NOMINEES: ☐ Michael A. Quinn ☐ Christopher Bartlett	☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here: ☒

	FOR	AGAINST	ABSTAIN

2. To ratify the selection of KPMG LLP as our independent auditors to examine our consolidated financial statements for the fiscal year ending June 30, 2005; and	☐	☐	☐

3.    To transact such other business as may properly come before the meeting.

Please refer to the accompanying proxy statement for a more compete description of the matters to be considered at the meeting. Only shareholders of record at the close of business on September 23, 2004, will be entitled to notice of, and to vote at, the 2004 Annual Meeting and any adjournment thereof.

It is important that your shares be represented at the annual meeting. Even if you plan to attend that annual meeting in person, please sign, date and return your proxy form in the enclosed envelope as promptly as possible. This will not prevent you from voting your shares in person if you attend, but will make sure that your shares are represented in the event that you cannot attend.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.    ☐

(Signature of Shareholder)	(Date)

(Signature of Shareholder)	(Date)

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

This Proxy is Solicited by and on Behalf of the Board of Directors of

ResMed Inc.

Proxy for 2004 Annual Meeting of Shareholders to be held on November 18, 2004

The undersigned shareholder of ResMed Inc., a Delaware corporation, hereby appoints each of David Pendarvis and Adrian Smith, with full power to act without the other and to appoint his substitute, as Proxy and attorney-in-fact and hereby authorizes the Proxy to represent and to vote, as designated on the reverse side, all the shares of voting stock of ResMed Inc., held of record by the undersigned on September 23, 2004, at the 2004 Annual Meeting of Shareholders to be held on November 18, 2004, at 3:00 p.m. local time, in the corporate offices of ResMed Inc., located at 14040 Danielson Street, Poway, CA 92064 or any adjournment or postponement thereof for the purposes specified on the reverse side hereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If this proxy is executed and no direction is made, this proxy will be voted “FOR” the nominees listed under proposal 1 and “FOR” proposal 2 and as the Proxy deems advisable on such other matters as may properly come before the meeting.

A majority of the proxies or substitutes who shall be present and shall act at said meeting or any adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.

PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side)